Supplement to the
Fidelity® Advisor
Korea Fund
Class A, Class T,
Class B, and Class C
December 29, 2000
Revised January 16, 2001

Prospectus

Shareholder Meeting. On or about February 14, 2001, a meeting of the shareholders of Fidelity Advisor Korea Fund will be held to approve various proposals. Shareholders of record on December 18, 2000 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-522-7297 to request a free copy of the proxy statement.

AKOR-01-01 January 16, 2001
1.750122.102